SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 21, 2011
Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-33228 (Commission File Number)	20-0065053 (IRS Employer Identification No.)

6510 Abrams Road, Suite 300, Dallas, TX 75231
(Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As reported in Item 5.07 of this Form 8-K Report, the stockholders of Zion Oil & Gas, Inc. (the “Company”) approved the following plans (collectively, the “Plans”) at the  Company’s 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting"):

•	the Zion Oil & Gas, Inc. 2011 Equity Incentive Plan for employees and consultants.

•	the Zion Oil & Gas, Inc. 2011 Non-Employee Directors Stock Option Plan.

     The description of the material terms of the Plans included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2011, as amended on May 9, 2011 (the “Company’s Proxy Statement”) for the 2011 Annual Meeting, is incorporated by reference in this Form 8-K. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Plans, which are filed as Annex B and C, respectively, in the Company’s Proxy Statement and is also incorporated herein by reference.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described under Item 5.07 of this Current Report on Form 8-K, at the 2011 Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000 shares. The Amendment is described in detail in the Company’s Proxy Statement. The foregoing is a summary of the amendment to the Company’s Amended and Restated Certificate of Incorporation. This description does not purport to be complete and it is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation itself, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. The Company filed the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on June 27, 2011

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 21, 2011, the Company held its 2011 Annual Meeting at 2:00 p.m., central time, at the Westin Galleria Hotel located at 13340 Dallas Parkway in Dallas, Texas. As of April 21, 2011, the record date for the 2011 Annual Meeting, there were 25,043,078 shares of common stock issued and outstanding. A quorum of common stockholders, present in person or by proxy, representing 20,042,190 shares of common stock was present at the 2011 Annual Meeting. The final voting results of the 2011 Annual Meeting are set forth below.

1.	Proposal to Elect Class III Directors to Serve until the 2014 Annual Meeting of Stockholders.

The Company’s common stockholders elected each of the Company’s four nominees for Class III Director to serve a term of three years to expire at the 2014 Annual Meeting of stockholders or until their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Victor Carrillo	10,574,612	302,438	9,165,140
Paul Oroian	10,546,450	330,600	9,165,140
Yehezkel Druckman	10,561,427	315,623	9,165,140
Marc Singer	10,570,565	306,485	9,165,140

2.	Proposal to Increase the number of shares of common stock, par value $.01 (“Common Stock”), that the Company is authorized to issue from 50 million to 100 million.

The Company’s common stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue from time to time from 50 million shares, as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
18,333,397	1,427,095	281,698	0

3.	Proposal to ratify the adoption of the Zion Oil & Gas, Inc. 2011 Equity Incentive Plan for employees and consultants; initially reserving for issuance thereunder 2,000,000 shares of Common Stock.

The Company’s common stockholders approved the adoption of the  Zion Oil & Gas,  Inc. 2011 Equity  Incentive Plan for employees and consultants, initially reserving for issuance thereunder 2,000,000 shares of Common Stock, as follows.

Votes For	Votes Against	Abstain	Broker Non-Votes
9,367,996	1,235,315	273,739	9,165,140

4.	Proposal to ratify the adoption of the Zion Oil & Gas, Inc. 2011 Non-Employee Directors Stock Option Plan; initially reserving for issuance thereunder 1,000,000 shares of Common Stock.

The Company’s common stockholders approved the adoption of the  Zion Oil & Gas,  Inc. 2011 Non-Employee Directors Stock Option Plan, initially reserving for issuance thereunder 1,000,000 shares of Common Stock, as follows.

Votes For	Votes Against	Abstain	Broker Non-Votes
9,428,211	1,231,235	217,604	9,165,140

5.	Proposal to ratify the appointment of Somekh Chaikin, a member of KPMG International, the Company's auditors for the year ending December 31, 2011.

The Company’s common stockholder ratified the appointment of Somekh Chaikin, a member of KPMG International, as the Company's auditors for the year ending December 31, 2011, as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
19,314,785	358,894	368,511	0

6.	Proposal to approve, in a nonbinding advisory vote, the compensation of the Company’s named executive officers.

The Company’s common stockholders approved, in a nonbinding and advisory vote, the compensation of its named executive officers as described in the Company’s Proxy Statement, as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
9,591,062	973,284	312,704	9,165,140

7.	Nonbinding advisory vote to determine the frequency of the non-binding vote on the Company’s executive compensation (once every year, every two years or every three years).

The results of the nonbinding advisory vote of the Company’s common stockholders with respect to the frequency of nonbinding advisory votes on executive compensation, are as set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
9,762,224	349,923	500,044	264,859	9,165,140

 ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

3.1           Certificate of Amendment to Certificate of Incorporation as filed on June 27, 2011

10.1           Zion Oil & Gas, Inc. 2011 Equity Incentive Plan (attached as Annex B to the Company’s Proxy Statement for the 2011Annual Meeting filed with the SEC on April 28, 2011, as amended on May 9, 2011 and incorporated herein by reference).

10.2           Zion Oil & Gas, Inc. 2011 Non-Employee Directors Stock Option Plan (attached as Annex C to the Company’s Proxy Statement for the 2011Annual Meeting filed with the SEC on April 28, 2011, as amended on May 9, 2011 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: June 27, 2011	By:	/s/ Richard J. Rinberg
Richard J. Rinberg
Chief Executive Officer

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